UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2010

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 30, 2010, M-tron Industries, Inc. (“Mtron”) and Piezo Technology Inc. (“Piezo,” and together with Mtron, “MtronPTI”), each a wholly-owned subsidiary of The LGL Group, Inc. (the “Company”), entered into a First Amendment to Amended & Restated Loan Agreement, dated as of June 30, 2010 (the “Amendment”), with First National Bank of Omaha (“FNBO”).  A copy of the Amendment is filed herewith as Exhibit 10.1 and incorporated herein by reference.

The Amendment amended the terms of that certain Amended & Restated Loan Agreement by and among MtronPTI and FNBO, dated as of August 18, 2009 (the “Loan Agreement”), which provides MtronPTI with a term loan and a revolving credit facility (the “Revolving Loan”).  The Amendment amended the terms of the Loan Agreement to, among other things, (i) extend the maturity date of the Revolving Loan to June 30, 2011, (ii) exclude from the borrowing base with respect to the Revolving Loan foreign accounts and accounts owed by a single account debtor to the extent they exceed 20% of all accounts owed, (iii) raise the minimum fixed charge coverage ratio under the Loan Agreement to 1.25 to 1.00, and (iv) permit MtronPTI to make certain payments to the Company on account of outstanding loans and management fees, provided that an Event of Default (as defined under the Loan Agreement) has not occurred.

Additionally, in connection with the Amendment, MtronPTI entered into a First Amended & Restated Revolving Note, dated June 30, 2010 (the “Revised Revolving Note”), in replacement of the previous Amended & Restated Revolving Note, dated August 18, 2009.  The Revised Revolving Note reduced the interest rate on the Revolving Loan from 30-day LIBOR plus 4.75% to 30-day LIBOR plus 3.25% (but in no event below 4.25%).  A form of the Revised Revolving Note is filed herewith as Exhibit 10.2 and incorporated herein by reference.

The foregoing descriptions of the Amendment and the Revised Revolving Note are not complete and are qualified in their entirety by reference to the full text of such documents, which are filed herewith and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	First Amendment to Amended & Restated Loan Agreement, dated as of June 30, 2010, by and among M-tron Industries, Inc., Piezo Technology Inc. and First National Bank of Omaha.
10.2	Form of First Amended & Restated Revolving Note, by M-tron Industries, Inc. and Piezo Technology, Inc. for the benefit of First National Bank of Omaha.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 5, 2010	THE LGL GROUP, INC.

	By:	/s/ R. LaDuane Clifton
		Name:	R. LaDuane Clifton
		Title:	Chief Accounting Officer

EXHIBIT INDEX
Exhibit No.	Description
10.1	First Amendment to Amended & Restated Loan Agreement, dated as of June 30, 2010, by and among M-tron Industries, Inc., Piezo Technology Inc. and First National Bank of Omaha.
10.2	Form of First Amended & Restated Revolving Note, by M-tron Industries, Inc. and Piezo Technology, Inc. for the benefit of First National Bank of Omaha.